Interpublic Group February 9, 2023 FOURTH QUARTER & FULL YEAR 2022 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — Fourth Quarter & Full Year 2022 Organic change of Net Revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of Organic Change of Net Revenue on pages 19-20 and adjusted results on pages 21-23, 26-27. • Full-year total revenue including billable expenses was $10.9 billion ◦ Organic growth of revenue before billable expenses (“net revenue”) was +7.0% ◦ Organic growth across all world regions ◦ Three-year organic growth of +14.0% • Full-year net income as reported was $938.0 million, with adjusted EBITA before restructuring charges of $1,568.3 million and 16.6% margin on revenue before billable expense • Fourth quarter total revenue including billable expenses was $3.0 billion ◦ Organic growth of revenue before billable expenses (“net revenue”) was +3.8% • Fourth quarter net income as reported was $297.2 million, with adjusted EBITA before restructuring charges of $568.4 million and 22.3% margin on revenue before billable expenses • Fourth quarter diluted EPS was $0.76 and adjusted diluted EPS was $1.02 • Fourth quarter restructuring charges targeting annualized lease expense savings of approximately $20 million • Full-year share repurchases of 10.3 million shares returning $320 million to shareholders • Increased quarterly dividend 7% and authorized new $350 million share repurchase program

3Interpublic Group of Companies, Inc. Three Months Ended December 31, 2022 2021 Revenue Before Billable Expenses $ 2,550.5 $ 2,548.9 Billable Expenses 435.4 383.2 Total Revenue 2,985.9 2,932.1 Salaries and Related Expenses 1,556.9 1,586.2 Office and Other Direct Expenses 345.3 384.8 Billable Expenses 435.4 383.2 Cost of Services 2,337.6 2,354.2 Selling, General and Administrative Expenses 29.9 32.5 Depreciation and Amortization 72.1 75.1 Restructuring Charges 101.7 13.0 Total Operating Expense 2,541.3 2,474.8 Operating Income 444.6 457.3 Interest Expense, net (24.0) (30.2) Other (Expense) Income, net (7.8) 6.2 Income Before Income Taxes 412.8 433.3 Provision for Income Taxes 109.2 67.4 Equity in Net Income of Unconsolidated Affiliates 2.3 2.1 Net Income 305.9 368.0 Net Income Attributable to Noncontrolling Interests (8.7) (10.1) Net Income Available to IPG Common Stockholders $ 297.2 $ 357.9 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.77 $ 0.91 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.76 $ 0.90 Weighted-Average Number of Common Shares Outstanding - Basic 387.9 393.7 Weighted-Average Number of Common Shares Outstanding - Diluted 392.1 399.9 Dividends Declared per Common Share $ 0.290 $ 0.270 ($ in Millions, except per share amounts) Operating Performance

Revenue Before Billable Expenses[1]

	Three Months Ended $	Three Months Ended % Change	Twelve Months Ended $	Twelve Months Ended % Change
December 31, 2021	**$ 2,548.9**		**$ 9,107.9**	
Foreign currency	(99.2)	(3.9%)	(266.9)	(3.0%)
Net acquisitions/(divestitures)	4.0	0.2%	(27.4)	(0.3%)
Organic	96.8	3.8%	635.8	7.0%
Total change	**1.6**	**0.1%**	**341.5**	**3.7%**
December 31, 2022	**$ 2,550.5**		**$ 9,449.4**	

	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021 (2)	Three Months Change Organic	Three Months Change Total	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021 (2)	Twelve Months Change Organic	Twelve Months Change Total
Media, Data & Engagement Solutions IPG Mediabrands, Acxiom, and Kinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge	$ 1,183.6	$ 1,158.5	5.0%	2.2%	$ 4,111.5	$ 3,973.6	6.4%	3.5%
Integrated Advertising & Creativity Led Solutions McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies	$ 1,010.6	$ 1,034.1	2.6%	(2.3%)	$ 3,951.7	$ 3,823.8	7.1%	3.3%
Specialized Communications & Experiential Solutions Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health	$ 356.3	$ 356.3	3.5%	0.0%	$ 1,386.2	$ 1,310.5	8.5%	5.8%

(1) "Net Revenue".
(2) Results for the three and twelve months ended December 31, 2021 have been recast to reflect our new reportable segments.
See reconciliation of Organic Change of Net Revenue change on pages 19-20.
($ in Millions)

Interpublic Group of Companies, Inc. — 4

5Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 19. Three Months Ended December 31, 2022 +2.4% United States +9.4% United Kingdom +5.7% Continental Europe +5.8% Latin America +3.0% Asia Pacific +6.1% International +3.8% Worldwide +6.9% All Other Markets

6Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses (1) Excludes amortization of acquired intangibles. Three Months Ended December 31 (1)

Adjusted Diluted Earnings Per Share

	Three Months Ended December 31, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Business Dispositions [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 444.6**	**$ (22.1)**	**$ (101.7)**		**$ 568.4**
Total (Expenses) and Other Income [4]	(31.8)			$ (8.3)	(23.5)
Income Before Income Taxes	**412.8**	**(22.1)**	**(101.7)**	**(8.3)**	**544.9**
Provision for Income Taxes	109.2	4.6	26.0	0.0	139.8
Effective Tax Rate	26.5 %				25.7 %
Equity in Net Income of Unconsolidated Affiliates	2.3				2.3
Net Income Attributable to Noncontrolling Interests	(8.7)				(8.7)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	**$ 297.2**	**$ (17.5)**	**$ (75.7)**	**$ (8.3)**	**$ 398.7**
Weighted-Average Number of Common Shares Outstanding	392.1				392.1
Earnings per Share Available to IPG Common Stockholders [5] [6]	**$ 0.76**	**$ (0.04)**	**$ (0.19)**	**$ (0.02)**	**$ 1.02**

[1] Restructuring Charges of $101.7 in the fourth quarter of 2022 were comprised of adjustments of $3.1 to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business and $98.6 related to new real estate exits and lease terminations to further optimize the real estate footprint supporting our office-home hybrid service model in a post-pandemic economy.
[2] Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale, as well as a non-cash loss related to the remeasurement of an equity method investment in which we acquired a controlling interest.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[4] Consists of non-operating expenses including interest expense, net and other expense, net.
[5] Earnings per share amounts calculated on an unrounded basis.
[6] Basic and diluted earnings per share, both As Reported and Adjusted Results (Non-GAAP), include a negative impact of $0.02 related to the net set-up of income tax valuation allowances.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 21.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7 IPG

Adjusted Diluted Earnings Per Share

	Twelve Months Ended December 31, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Business Dispositions [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 1,381.2**	**$ (84.7)**	**$ (102.4)**		**$ 1,568.3**
Total (Expenses) and Other Income [4]	(112.3)			$ (3.8)	(108.5)
Income Before Income Taxes	**1,268.9**	**(84.7)**	**(102.4)**	**(3.8)**	**1,459.8**
Provision for Income Taxes	318.4	17.3	25.8	0.1	361.6
Effective Tax Rate	25.1 %				24.8 %
Equity in Net Income of Unconsolidated Affiliates	5.6				5.6
Net Income Attributable to Noncontrolling Interests	(18.1)				(18.1)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	**$ 938.0**	**$ (67.4)**	**$ (76.6)**	**$ (3.7)**	**$ 1,085.7**
Weighted-Average Number of Common Shares Outstanding	395.1				395.1
Earnings per Share Available to IPG Common Stockholders [5] [6]	**$ 2.37**	**$ (0.17)**	**$ (0.19)**	**$ (0.01)**	**$ 2.75**

(1) Restructuring Charges of $102.4 in FY 2022 were comprised of adjustments of $3.8 to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business and $98.6 related to new real estate exits and lease terminations to further optimize the real estate footprint supporting our office-home hybrid service model in a post-pandemic economy.
(2) Includes a cash gain related to the sale of an equity investment, offset by losses on complete dispositions of businesses and the classification of certain assets as held for sale, a non-cash loss related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest, and a non-cash loss related to the remeasurement of an equity method investment in which we acquired a controlling interest.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(4) Consists of non-operating expenses including interest expense, net and other expense, net.
(5) Earnings per share amounts calculated on an unrounded basis.
(6) Basic and diluted earnings per share, both As Reported and Adjusted Results (Non-GAAP), include a negative impact of $0.02 related to the net set-up of income tax valuation allowances.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 22.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 8 IPG

9Interpublic Group of Companies, Inc. Twelve Months Ended December 31, 2022 2021 Net Income $ 956.1 $ 972.8 OPERATING ACTIVITIES: Depreciation & amortization 327.0 359.6 Non-cash restructuring charges 101.8 9.8 Net losses on sales of businesses 11.3 19.4 Other non-cash items 4.5 4.1 Loss on early extinguishment of debt — 74.0 Deferred taxes (27.0) (8.2) Change in working capital, net (672.3) 743.4 Change in other non-current assets & liabilities (92.6) (99.3) Net cash provided by Operating Activities 608.8 2,075.6 INVESTING ACTIVITIES: Acquisitions, net of cash acquired (232.2) — Capital expenditures (178.1) (195.3) Non-operating entity acquisition, net of cash acquired (29.9) — Deconsolidation of a subsidiary (20.4) (16.3) Net proceeds from investments 2.6 34.8 Other investing activities (2.0) (8.5) Net cash used in Investing Activities (460.0) (185.3) FINANCING ACTIVITIES: Common stock dividends (457.3) (427.7) Repurchases of common stock (320.1) — Tax payments for employee shares withheld (40.3) (25.5) Net decrease in short-term borrowings (29.4) (10.8) Distributions to noncontrolling interests (12.3) (15.5) Acquisition-related payments (9.3) (28.0) Proceeds from long-term debt — 998.1 Exercise of stock options — 8.0 Early extinguishment of long-term debt — (1,066.8) Repayment of long-term debt — (504.1) Other financing activities (0.8) (11.9) Net cash used in Financing Activities (869.5) (1,084.2) Currency effect 1.6 (45.4) Net (decrease) increase in cash, cash equivalents and restricted cash $ (719.1) $ 760.7 ($ in Millions) Cash Flow

10Interpublic Group of Companies, Inc. December 31, 2022 December 31, 2021 CURRENT ASSETS: Cash and cash equivalents $ 2,545.3 $ 3,270.0 Accounts receivable, net 5,316.0 5,177.7 Accounts receivable, billable to clients 2,023.0 2,347.2 Assets held for sale 5.9 8.2 Other current assets 435.0 428.7 Total current assets $ 10,325.2 $ 11,231.8 CURRENT LIABILITIES: Accounts payable $ 8,235.3 $ 8,960.0 Accrued liabilities 787.1 918.1 Contract liabilities 680.0 688.5 Short-term borrowings 44.3 47.5 Current portion of long-term debt 0.6 0.7 Current portion of operating leases 235.9 265.8 Liabilities held for sale — 9.4 Total current liabilities $ 9,983.2 $ 10,890.0 ($ in Millions) Balance Sheet — Current Portion

11Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes 4.65% 5.40%4.20% Total Debt = $2.9 billion ($ in Millions) Debt Maturity Schedule 4.75% 2.40% 3.375% ... ...

12Interpublic Group of Companies, Inc. Summary • A strong year, notwithstanding general macroeconomic concerns • Continued focus on driving growth, building on our industry-leading foundation ◦ Strong agency brands ◦ Exceptional talent ◦ Data capabilities at scale ◦ Creative and innovative marketing solutions ◦ Integrated digital and digital specialists ◦ "Open architecture" agency collaboration • Effective expense management is an ongoing priority • Flexible business model is positioned to address uncertainty • Financial strength is a continued source of value creation

13Interpublic Group of Companies, Inc. Appendix

14Interpublic Group of Companies, Inc. Twelve Months Ended December 31, 2022 2021 Revenue Before Billable Expenses $ 9,449.4 $ 9,107.9 Billable Expenses 1,478.4 1,132.8 Total Revenue 10,927.8 10,240.7 Salaries and Related Expenses 6,258.3 5,975.4 Office and Other Direct Expenses 1,346.4 1,279.6 Billable Expenses 1,478.4 1,132.8 Cost of Services 9,083.1 8,387.8 Selling, General and Administrative Expenses 87.1 122.3 Depreciation and Amortization 274.0 283.8 Restructuring Charges 102.4 10.6 Total Operating Expense 9,546.6 8,804.5 Operating Income 1,381.2 1,436.2 Interest Expense, net (111.3) (143.4) Other Expense, net (1) (1.0) (70.7) Income Before Income Taxes 1,268.9 1,222.1 Provision for Income Taxes 318.4 251.8 Equity in Net Income of Unconsolidated Affiliates 5.6 2.5 Net Income 956.1 972.8 Net Income Attributable to Noncontrolling Interests (18.1) (20.0) Net Income Available to IPG Common Stockholders $ 938.0 $ 952.8 Earnings per Share Available to IPG Common Stockholders - Basic $ 2.40 $ 2.42 Earnings per Share Available to IPG Common Stockholders - Diluted $ 2.37 $ 2.39 Weighted-Average Number of Common Shares Outstanding - Basic 391.5 393.0 Weighted-Average Number of Common Shares Outstanding - Diluted 395.1 398.4 Dividends Declared per Common Share $ 1.160 $ 1.080 ($ in Millions, except per share amounts) Operating Performance (1) Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021.

15Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region Twelve Months Ended December 31, 2022 +6.6% United States +5.2% United Kingdom +6.9% Continental Europe +12.9% Latin America +5.4% Asia Pacific +7.6% International +7.0% Worldwide +11.4% All Other Markets “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 20.

16Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses Twelve Months Ended December 31 (1) Excludes amortization of acquired intangibles. (1)

17Interpublic Group of Companies, Inc. Three Months Ended December 31, 2022 2021 Net Income $ 305.9 $ 368.0 OPERATING ACTIVITIES: Non-cash restructuring charges 101.3 12.0 Depreciation & amortization 84.9 88.2 Other non-cash items 9.7 6.3 Net losses on sales of businesses 7.3 0.8 Deferred taxes (53.0) (42.8) Change in working capital, net 851.3 1,059.1 Change in other non-current assets & liabilities (39.8) (24.6) Net cash provided by Operating Activities 1,267.6 1,467.0 INVESTING ACTIVITIES: Acquisitions, net of cash acquired (232.2) — Capital expenditures (59.6) (71.9) Non-operating entity acquisition, net of cash acquired (29.9) — Net proceeds from investments — 2.1 Other investing activities (12.1) (0.4) Net cash used in Investing Activities (333.8) (70.2) FINANCING ACTIVITIES: Common stock dividends (112.2) (106.3) Repurchases of common stock (98.5) — Distributions to noncontrolling interests (2.7) (6.5) Net decrease in short-term borrowings (1.6) (1.4) Acquisition-related payments (0.9) — Tax payments for employee shares withheld (0.4) (0.5) Repayment of long-term debt — (504.1) Other financing activities (0.3) 2.4 Net cash used in Financing Activities (216.6) (616.4) Currency effect 60.8 (5.1) Net increase in cash, cash equivalents and restricted cash $ 778.0 $ 775.3 ($ in Millions) Cash Flow

18Interpublic Group of Companies, Inc. 2022 Q1 Q2 Q3 Q4 FY 2022 Depreciation and amortization (1) $ 46.5 $ 46.0 $ 46.8 $ 50.0 $ 189.3 Amortization of acquired intangibles 21.3 21.1 20.2 22.1 84.7 Amortization of restricted stock and other non-cash compensation 12.5 12.8 12.7 12.0 50.0 Net amortization of bond discounts and deferred financing costs 0.7 0.7 0.8 0.8 3.0 2021 Q1 Q2 Q3 Q4 FY 2021 Depreciation and amortization (1) $ 47.6 $ 48.5 $ 47.9 $ 53.6 $ 197.6 Amortization of acquired intangibles 21.6 21.6 21.5 21.5 86.2 Amortization of restricted stock and other non-cash compensation 20.3 21.9 15.7 12.2 70.1 Net amortization of bond discounts and deferred financing costs 2.7 1.1 1.0 0.9 5.7 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

Reconciliation of Organic Change of Net Revenue

		Three Months Ended December 31, 2021	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Three Months Ended December 31, 2022	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [1] [2]	$ 1,158.5	$ (49.6)	$ 17.3	$ 57.4	$ 1,183.6	5.0%	2.2%
	Integrated Advertising & Creativity Led Solutions [1] [3]	1,034.1	(37.0)	(13.3)	26.8	1,010.6	2.6%	(2.3%)
	Specialized Communications & Experiential Solutions [1] [4]	356.3	(12.6)	—	12.6	356.3	3.5%	0.0%
	Total	**$ 2,548.9**	**$ (99.2)**	**$ 4.0**	**$ 96.8**	**$ 2,550.5**	**3.8%**	**0.1%**
GEOGRAPHIC:	**United States**	**$ 1,558.5**	**$ —**	**$ 14.4**	**$ 36.8**	**$ 1,609.7**	**2.4%**	**3.3%**
	International	**990.4**	**(99.2)**	**(10.4)**	**60.0**	**940.8**	**6.1%**	**(5.0%)**
	United Kingdom	207.8	(28.8)	—	19.5	198.5	9.4%	(4.5%)
	Continental Europe	240.3	(28.6)	—	13.7	225.4	5.7%	(6.2%)
	Asia Pacific	237.8	(23.4)	1.6	7.2	223.2	3.0%	(6.1%)
	Latin America	127.8	(7.0)	(1.6)	7.4	126.6	5.8%	(0.9%)
	All Other Markets	176.7	(11.4)	(10.4)	12.2	167.1	6.9%	(5.4%)
	Worldwide	**$ 2,548.9**	**$ (99.2)**	**$ 4.0**	**$ 96.8**	**$ 2,550.5**	**3.8%**	**0.1%**

[1] Results for three month ended December 31, 2021 have been recast to reflect our new reportable segments.
[2] Comprised of IPG Mediabrands, Acxiom, and Kinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 19 IPG

Reconciliation of Organic Change of Net Revenue

		Twelve Months Ended December 31, 2021	Components of Change: Foreign Currency	Components of Change: Net Acquisitions/ (Divestitures)	Components of Change: Organic	Twelve Months Ended December 31, 2022	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [1] [2]	$ 3,973.6	$ (132.6)	$ 17.1	$ 253.4	$ 4,111.5	6.4%	3.5%
	Integrated Advertising & Creativity Led Solutions [1] [3]	3,823.8	(99.5)	(43.0)	270.4	3,951.7	7.1%	3.3%
	Specialized Communications & Experiential Solutions [1] [4]	1,310.5	(34.8)	(1.5)	112.0	1,386.2	8.5%	5.8%
	Total	**$ 9,107.9**	**$ (266.9)**	**$ (27.4)**	**$ 635.8**	**$ 9,449.4**	**7.0%**	**3.7%**
GEOGRAPHIC:	**United States**	**$ 5,763.1**	**$ —**	**$ 14.4**	**$ 380.2**	**$ 6,157.7**	**6.6%**	**6.8%**
	International	**3,344.8**	**(266.9)**	**(41.8)**	**255.6**	**3,291.7**	**7.6%**	**(1.6%)**
	United Kingdom	781.5	(79.7)	—	40.4	742.2	5.2%	(5.0%)
	Continental Europe	799.7	(90.6)	—	55.5	764.6	6.9%	(4.4%)
	Asia Pacific	791.4	(57.4)	(4.1)	42.8	772.7	5.4%	(2.4%)
	Latin America	396.4	(19.4)	(4.6)	51.2	423.6	12.9%	6.9%
	All Other Markets	575.8	(19.8)	(33.1)	65.7	588.6	11.4%	2.2%
	Worldwide	**$ 9,107.9**	**$ (266.9)**	**$ (27.4)**	**$ 635.8**	**$ 9,449.4**	**7.0%**	**3.7%**

[1] Results for twelve month ended December 31, 2021 have been recast to reflect our new reportable segments.
[2] Comprised of IPG Mediabrands, Acxiom, and Kinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 20 IPG

Reconciliation of Adjusted Results [1]

	Three Months Ended December 31, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Business Dispositions [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 444.6**	**$ (22.1)**	**$ (101.7)**		**$ 568.4**
Total (Expenses) and Other Income [5]	(31.8)			$ (8.3)	(23.5)
Income Before Income Taxes	**412.8**	**(22.1)**	**(101.7)**	**(8.3)**	**544.9**
Provision for Income Taxes	109.2	4.6	26.0	0.0	139.8
Effective Tax Rate	26.5 %				25.7 %
Equity in Net Income of Unconsolidated Affiliates	2.3				2.3
Net Income Attributable to Noncontrolling Interests	(8.7)				(8.7)
Net Income Available to IPG Common Stockholders	**$ 297.2**	**$ (17.5)**	**$ (75.7)**	**$ (8.3)**	**$ 398.7**
Weighted-Average Number of Common Shares Outstanding - Basic	**387.9**				**387.9**
Dilutive effect of stock options and restricted shares	4.2				4.2
Weighted-Average Number of Common Shares Outstanding - Diluted	**392.1**				**392.1**
Earnings per Share Available to IPG Common Stockholders [6] [7]:					
Basic	$ 0.77	$ (0.05)	$ (0.20)	$ (0.02)	$ 1.03
Diluted	$ 0.76	$ (0.04)	$ (0.19)	$ (0.02)	$ 1.02

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Restructuring Charges of $101.7 in the fourth quarter of 2022 were comprised of adjustments of $3.1 to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business and $98.6 related to new real estate exits and lease terminations to further optimize the real estate footprint supporting our office-home hybrid service model in a post-pandemic economy.
[3] Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale, as well as a non-cash loss related to the remeasurement of an equity method investment in which we acquired a controlling interest.
[4] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[5] Consists of non-operating expenses including interest expense, net and other expense, net.
[6] Earnings per share amounts calculated on an unrounded basis.
[7] Basic and diluted earnings per share, both As Reported and Adjusted Results (Non-GAAP), include a negative impact of $0.02 related to the net set-up of income tax valuation allowances.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 21

Reconciliation of Adjusted Results[1]

	Twelve Months Ended December 31, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges[2]	Net Losses on Business Dispositions[3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges[4]	**$ 1,381.2**	**$ (84.7)**	**$ (102.4)**		**$ 1,568.3**
Total (Expenses) and Other Income[5]	(112.3)			$ (3.8)	(108.5)
Income Before Income Taxes	**1,268.9**	**(84.7)**	**(102.4)**	**(3.8)**	**1,459.8**
Provision for Income Taxes	318.4	17.3	25.8	0.1	361.6
Effective Tax Rate	25.1 %				24.8 %
Equity in Net Income of Unconsolidated Affiliates	5.6				5.6
Net Income Attributable to Noncontrolling Interests	(18.1)				(18.1)
Net Income Available to IPG Common Stockholders	**$ 938.0**	**$ (67.4)**	**$ (76.6)**	**$ (3.7)**	**$ 1,085.7**
Weighted-Average Number of Common Shares Outstanding - Basic	**391.5**				**391.5**
Dilutive effect of stock options and restricted shares	3.6				3.6
Weighted-Average Number of Common Shares Outstanding - Diluted	**395.1**				**395.1**
Earnings per Share Available to IPG Common Stockholders[6] [7]:					
Basic	$ 2.40	$ (0.17)	$ (0.20)	$ (0.01)	$ 2.77
Diluted	$ 2.37	$ (0.17)	$ (0.19)	$ (0.01)	$ 2.75

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

[2] Restructuring Charges of $102.4 in FY 2022 were comprised of adjustments of $3.8 to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business and $98.6 related to new real estate exits and lease terminations to further optimize the real estate footprint supporting our office-home hybrid service model in a post-pandemic economy.

[3] Includes a cash gain related to the sale of an equity investment, offset by losses on complete dispositions of businesses and the classification of certain assets as held for sale, a non-cash loss related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest, and a non-cash loss related to the remeasurement of an equity method investment in which we acquired a controlling interest.

[4] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.

[5] Consists of non-operating expenses including interest expense, net and other expense, net.

[6] Earnings per share amounts calculated on an unrounded basis.

[7] Basic and diluted earnings per share, both As Reported and Adjusted Results (Non-GAAP), include a negative impact of $0.02 related to the net set-up of income tax valuation allowances.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. 22 IPG

Reconciliation of Adjusted EBITA [1]

	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Revenue Before Billable Expenses	**$ 2,550.5**	**$ 2,548.9**	**$ 9,449.4**	**$ 9,107.9**
Non-GAAP Reconciliation:				
Net Income Available to IPG Common Stockholders	**$ 297.2**	**$ 357.9**	**$ 938.0**	**$ 952.8**
Add Back:				
Provision for Income Taxes	109.2	67.4	318.4	251.8
Subtract:				
Total (Expenses) and Other Income [2]	(31.8)	(24.0)	(112.3)	(214.1)
Equity in Net Income of Unconsolidated Affiliates	2.3	2.1	5.6	2.5
Net Income Attributable to Noncontrolling Interests	(8.7)	(10.1)	(18.1)	(20.0)
Operating Income	**$ 444.6**	**$ 457.3**	**$ 1,381.2**	**$ 1,436.2**
Add Back:				
Amortization of Acquired Intangibles	22.1	21.5	84.7	86.2
Adjusted EBITA	**$ 466.7**	**$ 478.8**	**$ 1,465.9**	**$ 1,522.4**
Adjusted EBITA Margin on Revenue Before Billable Expenses %	**18.3 %**	**18.8 %**	**15.5 %**	**16.7 %**
Restructuring Charges [3]	101.7	13.0	102.4	10.6
Adjusted EBITA before Restructuring Charges	**$ 568.4**	**$ 491.8**	**$ 1,568.3**	**$ 1,533.0**
Adjusted EBITA before Restructuring Charges Margin on Revenue Before Billable Expenses %	**22.3 %**	**19.3 %**	**16.6 %**	**16.8 %**

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021.
[3] Restructuring charges of $3.1 and $3.8 in the fourth quarter and year ended December 31, 2022, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. Restructuring charges of $98.6 in the fourth quarter and year ended December 31, 2022 were related to new real estate exits and lease terminations. The Company took these actions to further optimize the real estate footprint supporting our office-home hybrid service model in a post-pandemic economy. All included opportunities for further efficiencies as a result of the current working environment were identified and completed during the fourth quarter of 2022.

($ in Millions)

Interpublic Group of Companies, Inc. — 23 IPG

Adjusted EBITA before Restructuring Charges by Segment [1]

	Media, Data & Engagement Solutions [2]		Integrated Advertising & Creativity Led Solutions [3]		Specialized Communications & Experiential Solutions [4]		Corporate and Other [5]		IPG Consolidated [1]	
	Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,		Three Months Ended December 31,	
	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]
Revenue Before Billable Expenses	**$ 1,183.6**	**$ 1,158.5**	**$ 1,010.6**	**$ 1,034.1**	**$ 356.3**	**$ 356.3**			**$ 2,550.5**	**$ 2,548.9**
Segment/Adjusted EBITA	$ 284.9	$ 282.1	$ 159.2	$ 191.5	$ 55.2	$ 40.6	$ (32.6)	$ (35.4)	$ 466.7	$ 478.8
Restructuring Charges [7]	64.2	0.3	27.6	2.8	9.2	9.8	0.7	0.1	101.7	13.0
Segment/Adjusted EBITA before Restructuring Charges	**$ 349.1**	**$ 282.4**	**$ 186.8**	**$ 194.3**	**$ 64.4**	**$ 50.4**	**$ (31.9)**	**$ (35.3)**	**$ 568.4**	**$ 491.8**
Margin (%) of Revenue Before Billable Expenses	*29.5 %*	*24.4 %*	*18.5 %*	*18.8 %*	*18.1 %*	*14.1 %*			*22.3 %*	*19.3 %*

(1) Adjusted EBITA before Restructuring and Other Charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring and other charges.
(2) Comprised of IPG Mediabrands, Acxiom, and Kinesso, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the three months ended December 31, 2021 have been recast to reflect our new reportable segments.
(7) Restructuring charges of $3.1 in the fourth quarter ended December 31, 2022, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. Restructuring charges of $98.6 in the fourth quarter ended December 31, 2022 were related to new real estate exits and lease terminations. The Company took these actions to further optimize our real estate footprint as a result of a shift in our hybrid model used to deliver and support our services in a post-pandemic economy. All included opportunities for further efficiencies as a result of the current working environment were identified and completed during the fourth quarter of 2022.

($ in Millions)

Interpublic Group of Companies, Inc. — 24 IPG

Adjusted EBITA before Restructuring Charges by Segment [1]

	Media, Data & Engagement Solutions [2]		Integrated Advertising & Creativity Led Solutions [3]		Specialized Communications & Experiential Solutions [4]		Corporate and Other [5]		IPG Consolidated [1]	
	Twelve Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,		Twelve Months Ended December 31,	
	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]
Revenue Before Billable Expenses	**$ 4,111.5**	**$ 3,973.6**	**$ 3,951.7**	**$ 3,823.8**	**$ 1,386.2**	**$ 1,310.5**			**$ 9,449.4**	**$ 9,107.9**
Segment/Adjusted EBITA	$ 701.8	$ 818.0	$ 624.1	$ 645.2	$ 234.5	$ 188.6	$ (94.5)	$ (129.4)	$ 1,465.9	$ 1,522.4
Restructuring Charges [7]	64.2	0.1	33.6	2.6	3.8	10.0	0.8	(2.1)	102.4	10.6
Segment/Adjusted EBITA before Restructuring Charges	**$ 766.0**	**$ 818.1**	**$ 657.7**	**$ 647.8**	**$ 238.3**	**$ 198.6**	**$ (93.7)**	**$ (131.5)**	**$ 1,568.3**	**$ 1,533.0**
Margin (%) of Revenue Before Billable Expenses	*18.6 %*	*20.6 %*	*16.6 %*	*16.9 %*	*17.2 %*	*15.2 %*			*16.6 %*	*16.8 %*

(1) Adjusted EBITA before Restructuring and Other Charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring and other charges.
(2) Comprised of IPG Mediabrands, Acxiom, and Kinesso, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the twelve months ended December 31, 2021 have been recast to reflect our new reportable segments.
(7) Restructuring charges of $3.8 in the year ended December 31, 2022, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. Restructuring charges of $98.6 in the year ended December 31, 2022 were related to new real estate exits and lease terminations. The Company took these actions to further optimize our real estate footprint as a result of a shift in our hybrid model used to deliver and support our services in a post-pandemic economy. All included opportunities for further efficiencies as a result of the current working environment were identified and completed during the fourth quarter of 2022.

($ in Millions)

Interpublic Group of Companies, Inc. — 25 IPG

Reconciliation of Adjusted Results [(1)]

	Three Months Ended December 31, 2021				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [(2)]	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [(3)]	$ 457.3	$ (21.5)	$ (13.0)		$ 491.8
Total (Expenses) and Other Income [(4)]	(24.0)			$ (0.8)	(23.2)
Income Before Income Taxes	**433.3**	**(21.5)**	**(13.0)**	**(0.8)**	**468.6**
Provision for Income Taxes	67.4	4.3	2.9	0.3	74.9
Effective Tax Rate	15.6 %				16.0 %
Equity in Net Income of Unconsolidated Affiliates	2.1				2.1
Net Income Attributable to Noncontrolling Interests	(10.1)				(10.1)
Net Income Available to IPG Common Stockholders	**$ 357.9**	**$ (17.2)**	**$ (10.1)**	**$ (0.5)**	**$ 385.7**
Weighted-Average Number of Common Shares Outstanding - Basic	**393.7**				**393.7**
Dilutive effect of stock options and restricted shares	6.2				6.2
Weighted-Average Number of Common Shares Outstanding - Diluted	**399.9**				**399.9**
Earnings per Share Available to IPG Common Stockholders [(5)] [(6)]:					
Basic	$ 0.91	$ (0.04)	$ (0.03)	$ (0.00)	$ 0.98
Diluted	$ 0.90	$ (0.04)	$ (0.03)	$ (0.00)	$ 0.97

[(1)] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[(2)] Restructuring Charges of $13.0 in the fourth quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
[(3)] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[(4)] Consists of non-operating expenses including interest expense, net and other expense, net.
[(5)] Earnings per share basic and diluted per share, both as reported and adjusted results (Non-GAAP), include a positive impact of $0.15 related to the reversals of income tax valuation allowances.
[(6)] Earnings per share amounts calculated on an unrounded basis.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 26

IPG

Reconciliation of Adjusted Results[1]

	Twelve Months Ended December 31, 2021					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses [3]	Loss on Early Extinguishment of Debt [4]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [5]	**$ 1,436.2**	**$ (86.2)**	**$ (10.6)**			**$ 1,533.0**
Total (Expenses) and Other Income [6]	(214.1)			$ (13.3)	$ (74.0)	(126.8)
Income Before Income Taxes	**1,222.1**	**(86.2)**	**(10.6)**	**(13.3)**	**(74.0)**	**1,406.2**
Provision for Income Taxes	251.8	16.9	3.2	2.0	18.5	292.4
Effective Tax Rate	20.6 %					20.8 %
Equity in Net Income of Unconsolidated Affiliates	2.5					2.5
Net Income Attributable to Noncontrolling Interests	(20.0)					(20.0)
Net Income Available to IPG Common Stockholders	**$ 952.8**	**$ (69.3)**	**$ (7.4)**	**$ (11.3)**	**$ (55.5)**	**$ 1,096.3**
Weighted-Average Number of Common Shares Outstanding - Basic	**393.0**					**393.0**
Dilutive effect of stock options and restricted shares	5.4					5.4
Weighted-Average Number of Common Shares Outstanding - Diluted	**398.4**					**398.4**
Earnings per Share Available to IPG Common Stockholders [7] [8]:						
Basic	$ 2.42	$ (0.18)	$ (0.02)	$ (0.03)	$ (0.14)	$ 2.79
Diluted	$ 2.39	$ (0.17)	$ (0.02)	$ (0.03)	$ (0.14)	$ 2.75

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring Charges of $10.6 in FY 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Includes losses on compete dispositions of businesses and the classification of certain assets as held for sale, partially offset by a non-cash in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest.
(4) Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.
(5) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(6) Consists of non-operating expenses including interest expense, net and other expense, net.
(7) Earnings per share basic and diluted per share, both as reported and adjusted results (Non-GAAP), include a positive impact of $0.15 related to the reversals of income tax valuation allowances.
(8) Earnings per share amounts calculated on an unrounded basis.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. 27

28Interpublic Group of Companies, Inc. (Amounts in Millions) Total Shares: Basic and Eligible for Dilution Dilutive SharesBasic Shares (1) Includes basic common shares outstanding, restricted shares, in-the-money stock options and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented. Weighted-Average (2) (1)

29Interpublic Group of Companies, Inc. ($ in Millions) Acquisition Payment Obligations (1) Amounts represent payments related to our previous acquisitions based on current estimates of financial performance and are subject to change. Amounts include deferred payments, payments we may be required to make in connection with our redeemable noncontrolling interests and call options with affiliates. With respect to redeemable noncontrolling interests and call options with affiliates, the estimated payment amounts are shown as an obligation in the earliest year in which they are exercisable and payable, though some are eligible for exercise in multiple years and can also be paid over multiple years. (2) Payments include approximately $10 recorded with operating activities in our statements of cash flows. (2) PotentialActual (1)

30Interpublic Group of Companies, Inc. Metrics Update

31Interpublic Group of Companies, Inc. Metrics Update CATEGORY: Revenue Before Billable Expenses SALARIES & RELATED OFFICE & OTHER DIRECT REAL ESTATE FINANCIAL (% of Revenue Before Billable Expenses) (% of Revenue Before Billable Expenses) METRIC: By Client Sector Twelve Months Ended Twelve Months Ended Total Square Feet Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facilities Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help

32Interpublic Group of Companies, Inc. Revenue Before Billable Expenses By Client Sector Top 500 Clients for the Twelve Months Ended December 31 Approximately 85% of Consolidated Revenue Before Billable Expenses (1) 2022 2021 Health Care 28% Tech & Telecom 15% Auto & Transportation 8% Food & Beverage 8% Consumer Goods 8% Financial Services 13% Retail 10% Other 10% Health Care 27% Tech & Telecom 15% Auto & Transportation 8% Food & Beverage 9% Consumer Goods 8% Financial Services 13% Retail 10% Other 10%

33Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Revenue Before Billable Expenses Twelve Months Ended December 31

34Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Revenue Before Billable Expenses) “All Other Salaries & Related,” not shown, was 1.1% and 1.7% for the three months ended December 31, 2022 and 2021, respectively, and 1.1% and 1.3% for the twelve months ended December 31, 2022 and 2021, respectively. Three and Twelve Months Ended December 31 2022 2021

35Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Revenue Before Billable Expenses Twelve Months Ended December 31

36Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Revenue Before Billable Expenses) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. Three and Twelve Months Ended December 31 2022 2021

37Interpublic Group of Companies, Inc. (Amounts in Millions) Real Estate Total Square Feet as of December 31 Sublease/VacantOccupied (1) Increase primarily due to the inclusion of Acxiom real estate. (2) Decrease primarily due to real estate restructuring actions taken as part of the 2020 Restructuring Plan. (3) Decrease primarily due to new real estate exits and lease terminations to further optimize our real estate footprint as a result of a shift in our home-office hybrid service model in a post-pandemic economy. (1) (2) (3)

38Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents

39Interpublic Group of Companies, Inc. Covenants Four Quarters Ended December 31, 2022 Leverage Ratio (not greater than) (1) 3.50x Actual Leverage Ratio 1.61x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended December 31, 2022 Net Income Available to IPG Common Stockholders $ 938.0 + Non-Operating Adjustments 443.2 Operating Income $ 1,381.2 + Depreciation and Amortization 340.3 + Other Non-cash Charges Reducing Operating Income 85.4 + Other Non-cash adjustments 6.7 Credit Agreement EBITDA (1): $ 1,813.6 ($ in Millions) Credit Facility Covenant (1) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. Management utilizes Credit Agreement EBITDA, which is a non-GAAP financial measure, as well as the amounts shown in the table above, calculated as required by the Credit Agreement, in order to assess our compliance with such covenants. (2) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income (loss) of unconsolidated affiliates, and net income attributable to non-controlling interests. (2)

40Interpublic Group of Companies, Inc. This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements regarding guidance, goals, intentions, and expectations as to future plans, trends, events, or future results of operations or financial position, constitute forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results and outcomes to differ materially from those reflected in the forward-looking statements, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K, and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ the impacts of the COVID-19 pandemic, including potential developments like the emergence of more transmissible or virulent coronavirus variants, and associated mitigation measures, such as restrictions on businesses, social activities and travel, on the economy, our clients and demand for our services; ▪ risks associated with the effects of global, national and regional economic conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates; ▪ the economic or business impact of military or political conflict in key markets; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; and ▪ the impact on our operations of general or directed cybersecurity events. Investors should carefully consider the foregoing factors and the other risks and uncertainties that may affect our business, including those outlined under Item 1A, Risk Factors, in our most recent annual report on Form 10-K, and our other SEC filings. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any of them in light of new information, future events, or otherwise. Cautionary Statement